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Exhibit 10.3

AMENDMENT NO. 2
TO
COST ALLOCATION AGREEMENT

WHEREAS, Zenith National Insurance Corp., Zenith Insurance Company, ZNAT Insurance Company, CalFarm Insurance Company, CalFarm Life Insurance Company, and CalFarm Insurance Agency have previously entered into a Cost Allocation Agreement; and

WHEREAS, Zenith National Insurance Corp. has entered into an agreement to sell 100% of the common stock of CalFarm Life Insurance Company to Anchor National Life Insurance Company ("Anchor") or an affiliate designated by it; and

WHEREAS, it is necessary to amend the Cost Allocation Agreement accordingly;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

1.
Effective as of the close of business of the closing date of the sale of CalFarm Life Insurance Company to Anchor, CalFarm Life Insurance Company shall be deleted as a party to the inter-company Cost Allocation Agreement.

2.
In all other respects the Cost Allocation Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 2 to be executed on its behalf, this 28th day of December, 1995.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CALFARM LIFE INSURANCE COMPANY		CALFARM INSURANCE AGENCY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZNAT INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER

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AMENDMENT NO. 2 TO COST ALLOCATION AGREEMENT